UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2009

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-8125 (Commission File Number)	44-0610086 (I.R.S. Employer Identification No.)

620 North Lindenwood Drive

Olathe, KS  66062

(Address of principal executive office)(Zip Code)

(913) 747-6111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                                           Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review Entry into Material Definitive Agreements.

On March 26, 2009, management and the Company’s Audit Committee of the Board of Directors (the “Audit Committee”), concluded that the Company’s consolidated financial statements for fiscal year 2007 should no longer be relied upon following the Company’s completion of an evaluation of select comments made by the Securities and Exchange Commission (the “Commission”) during the course of the Commission’s review of the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2008, and the Form 10-Q for the quarter ended October 31, 2008.

As disclosed in its Form 10-KSB for the fiscal year ended April 30, 2007, the Company installed a software update to its computer system during the fourth quarter ended April 30, 2007.  This update featured a new report, which in management’s opinion, provided better information for evaluating obsolete and excess inventory.  As a result, an adjustment was made during the fourth quarter ended April 30, 2007, to decrease the Company’s reserve for obsolete and excess inventory by $100,000.  Since the adjustment was considered to be a change in estimate, the effect of the entry was to reduce cost of goods sold by $100,000, which reduced the Company’s net loss in fiscal 2007 from $227,000 to $127,000.

The Commission asked the Company to evaluate and consider ARB 43, Chapter 4, Statement 5 and SAB Topic 5:BB, and whether the provision for obsolete and excess inventory should be applied to future periods, rather than retrospectively applied to all inventory items previously identified as obsolete.  Management discussed these matters with the Commission’s accounting staff, the Company’s independent registered accounting firm, and with the Audit Committee.  After careful consideration, management and the Company’s independent registered accounting firm are in agreement that the Company’s previously issued consolidated financial statements for the fiscal year ended April 30, 2007, should be restated.  Management will file the necessary restatement as soon as reasonably practicable upon completion of some further reviews.  If permitted by the Commission, management intends to file the restatement of fiscal 2007 operating results as part of this year’s Form 10-K for the year ended April 30, 2009.  Management does not anticipate that any restatement is required for the quarterly or annual periods subsequent to April 30, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
Chief Financial Officer

Date:	March 30, 2009